Exhibit 10.3

        THIS SECOND AMENDING AGREEMENT, made as of the 26th day of July, 2006.

BETWEEN:
MAGNA ENTERTAINMENT CORP.,
a corporation incorporated under the laws of the State of Delaware
(hereinafter called the "Borrower"),
OF THE FIRST PART,
— and —
MID ISLANDI SF.,
a partnership formed under the laws of Iceland, acting through its Zug branch
(hereinafter called the "Lender"),
OF THE SECOND PART,
— and —
MEC PENNSYLVANIA RACING, INC.,
a corporation incorporated under the laws of the Commonwealth of Pennsylvania,
— and —
WASHINGTON TROTTING ASSOCIATION, INC.,
a corporation incorporated under the laws of the State of Delaware,
— and —
MOUNTAIN LAUREL RACING, INC.,
a corporation incorporated under the laws of the State of Delaware
(hereinafter collectively called "The Meadows Guarantors"),
OF THE THIRD PART,

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— and —
PACIFIC RACING ASSOCIATION,
a corporation incorporated under the laws of the State of California,
— and —
MEC LAND HOLDINGS (CALIFORNIA) INC.,
a corporation incorporated under the laws of the State of California
(hereinafter collectively called the "Golden Gate Fields Guarantors"),
OF THE FOURTH PART,
— and —
THE SANTA ANITA COMPANIES, INC.,
a corporation incorporated under the laws of the State of Delaware,
— and —
LOS ANGELES TURF CLUB, INCORPORATED,
a corporation incorporated under the laws of the State of California
(hereinafter collectively called the "Santa Anita Guarantors"),
OF THE FIFTH PART,
— and —
GULFSTREAM PARK RACING ASSOCIATION, INC.
a corporation incorporated under the laws of the State of Florida
(hereinafter called the "Gulfstream Guarantor"),
OF THE SIXTH PART,

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— and —
GPRA THOROUGHBRED TRAINING CENTER INC.,
a corporation incorporated under the laws of the State of Delaware
(hereinafter called the "Palm Meadows Training Guarantor"),
OF THE SEVENTH PART,
— and —
SLRD THOROUGHBRED TRAINING CENTER, INC.,
a corporation incorporated under the laws of the State of Delaware
(hereinafter called the "San Luis Rey Downs Guarantor"),
OF THE EIGHTH PART,
— and —
MEC DIXON, INC.,
a corporation incorporated under the laws of the State of Delaware
(hereinafter called the "Dixon Guarantor"),
OF THE NINTH PART,
— and —
SUNSHINE MEADOWS RACING INC.
a corporation incorporated under the laws of the State of Delaware

(hereinafter called the "Ocala Guarantor") (The Meadows Guarantors, the Golden Gate Fields Guarantors, the Santa Anita Guarantors, the Gulfstream Guarantor, the Palm Meadows Training Guarantor, the San Luis Rey Downs Guarantor, the Dixon Guarantor and the Ocala Guarantor hereinafter collectively called the "Original Guarantors"),
OF THE TENTH PART.

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— and —
OTL, INC.,
a corporation incorporated under the laws of the State of New York
— and —
DLR, INC.,
a corporation incorporated under the laws of the State of New York
(hereinafter collectively called the "New York Lands Guarantors"),
OF THE ELEVENTH PART.
— and —
PALM MEADOWS ESTATES, LLC,
a corporation incorporated under the laws of the State of Delaware
(hereinafter called the "Palm Meadows Residential Guarantor"),
OF THE TWELFTH PART.
— and —
THISTLEDOWN, INC.
a corporation incorporated under the laws of the State of Ohio
(hereinafter called the "Thistledown Guarantor", and together with the New York Lands Guarantors and the Palm Meadows Residential Guarantors, the "Additional Guarantors"),
OF THE THIRTEENTH PART.

        WHEREAS the Lender, as lender; the Borrower, as borrower; and the Original Guarantors, as guarantors, are parties to a bridge loan agreement made as of July 22, 2005 (the "Original Bridge Loan Agreement"), as supplemented and amended by a bridge loan consent and waiver agreement made as of October 14, 2005 (the "Bridge Loan Consent and Waiver Agreement"), and as amended by a first amending agreement made as of February 1, 2006 between the Lender, as lender; the Borrower, as borrower; the Original Guarantors, as guarantors, and the Additional Guarantors, as guarantors (the Original Bridge Loan Agreement, as so amended, being referred to herein as the "Bridge Loan Agreement");

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        AND WHEREAS the Lender, the Borrower, the Original Guarantors and the Additional Guarantors (the Original Guarantors and the Additional Guarantors being collectively referred to herein as the "Guarantors ") have agreed to amend the Bridge Loan Agreement in certain respects as set out herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

1.
Definitions.    Unless otherwise defined herein, all capitalized terms used in this agreement (this "Agreement") shall have the respective meanings ascribed to them in the Bridge Loan Agreement.

2.
Representations and Warranties.    The Borrower and the Guarantors jointly and severally represent and warrant to and in favour of the Lender, with the intent that the Lender shall be entitled to rely upon such representations and warranties in entering into this Agreement and notwithstanding the completion of the transactions contemplated herein, that: (i) all of the recitals to this Agreement are true and complete in all material respects; and (ii) there are no facts, conditions or circumstances that are known to the Borrower or any of the Guarantors and that may reasonably be considered relevant to the Lender's decision to enter into this Agreement that have not been disclosed in writing to the Lender.

3.
Amendments.    The Bridge Loan Agreement is hereby amended as follows:

(a)
by adding in proper alphabetical order the following definition of "AmTote Closing Date" to Section 1.1 of the Bridge Loan Agreement: "AmTote Closing Date" has the meaning ascribed thereto in Section 7.2(f);";

(b)
by adding in proper alphabetical order the following definition of "AmTote Guarantor" to Section 1.1 of the Bridge Loan Agreement: "AmTote Guarantor" has the meaning ascribed thereto in Section 7.2(f);"

(c)
by adding in proper alphabetical order the following definition of "AmTote Guarantors" and to Section 1.1 of the Bridge Loan Agreement: "AmTote Guarantors" has the meaning ascribed thereto in Section 7.2(f);"

(d)
by adding in proper alphabetical order the following definition of "AmTote Security" to Section 1.1 of the Bridge Loan Agreement: "AmTote Security" has the meaning ascribed thereto in Section 7.2(f);";

(e)
by adding in proper alphabetical order the following definition of "BMO AmTote Security" to Section 1.1 of the Bridge Loan Agreement: "BMO AmTote Security" has the meaning ascribed thereto in Section 7.2(f);";

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  (f)
  by deleting in its entirety the definition of "BMO Credit Agreement" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    "BMO Credit Agreement" means the amended and restated credit agreement made as of July 22, 2005 among the Borrower, as borrower, BMO, as agent and lender, and others, as amended by an first amending agreement dated as of July 26, 2006, as the same may be amended and restated from time to time, provided that the principal amount outstanding at any time under the BMO Credit Agreement as so amended or restated shall not exceed $64,000,000, and includes any renewal or refinancing of any such agreement or the indebtedness owing thereunder provided that the principal amount of such renewed or refinanced indebtedness does not exceed $64,000,000 and security therefor is not increased thereby;

  (g)
  by adding in proper alphabetical order the following definition of "Final AmTote Closing Date" to Section 1.1 of the Bridge Loan Agreement: "Final AmTote Closing Date" has the meaning ascribed thereto in Section 7.2(f);";

  (h)
  by deleting in its entirety the definition of "Guarantors" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    "Guarantors" means, collectively, (i) The Meadows Guarantors, (ii) the Golden Gate Fields Guarantors, (iii) the Santa Anita Guarantors, (iv) the Gulfstream Guarantor, (v) the Palm Meadows Training Guarantor, (vi) the San Luis Rey Downs Guarantor, (vii) the Dixon Guarantor, (viii) the Ocala Guarantor, (ix) the New York Lands Guarantors, (x) the Palm Meadows Residential Guarantor; (xi) the Thistledown Guarantor and (xii) from and after the AmTote Closing Date, includes the AmTote Guarantor and from and after the Final AmTote Closing Date, the AmTote Guarantors, and in the singular, means any one of the Guarantors referenced in (i) through (xii);";

  (i)
  by adding in proper alphabetical order the following definition of "MEC Maryland" to Section 1.1 of the Bridge Loan Agreement: "MEC Maryland" means MEC Maryland Investments, Inc., a corporation incorporated under the laws of the State of Delaware;";

  (j)
  by deleting the definition of "Termination Date" in Section 1.1 of the Bridge Loan Agreement and replacing it with the following:

    "Termination Date" means December 5, 2006 or such earlier date as the entire balance of the Loans under the Bridge Loan may become due hereunder, whether by acceleration or otherwise;";

  (k)
  by deleting Section 7.2(f) of the Bridge Loan Agreement and replacing it with the following:

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    "Investments; Acquisitions.    Engage directly or indirectly in any business activity unrelated to its Core Line of Business, or purchase or otherwise acquire or make any investment in any properties or assets, or permit or otherwise undertake any Acquisitions; provided, however, that the Borrower may:

    (i)
    make investments in Cash Equivalents in amounts and pursuant to terms acceptable to the Lender, acting reasonably, and

    (ii)
    acquire, in one or more transactions, through MEC Maryland (the Borrower's Subsidiary that currently owns shares in AmTote International, Inc. ("AmTote")), all of the issued and outstanding shares of AmTote that MEC Maryland does not currently own, at an aggregate cost not to exceed $14.75 million, provided that on each date that MEC Maryland acquires additional shares of AmTote (an "AmTote Closing Date"), the Lender shall have received:

    (A)
    duly executed and delivered original copies of a guarantee and share pledge agreement, in a form satisfactory to the Lender, executed by: (i) MEC Maryland and (ii) on the AmTote Closing Date on which MEC Maryland acquires all of the issued and outstanding shares of AmTote (the "Final AmTote Closing Date"), by AmTote (MEC Maryland being defined herein, prior to the Final AmTote Closing Date, as the "AmTote Guarantor" and MEC Maryland and AmTote being defined herein, from and after the Final AmTote Closing Date, as the "AmTote Guarantors"), together with such other security in respect of the AmTote Guarantor(s) as the Lender may require, in each case as security for the Indebtedness (collectively, the "AmTote Security") (provided that the Lender shall have no right to require security from AmTote, nor shall the Borrower be required to deliver the documentation set out in (B) or (C) below in respect of AmTote, until the Final AmTote Closing Date), which AmTote Security shall rank second only to the guarantee and share pledge agreement and related security from the AmTote Guarantor(s), if any, (the "BMO AmTote Security") to be given to BMO as further security under the BMO Credit Agreement (it being agreed by the Lender that such BMO AmTote Security shall be a Permitted Encumbrance);

    (B)
    evidence of registration of the AmTote Security in such jurisdictions as the Lender may require together with search reports in the name of the Borrower and the AmTote Guarantor(s) as may be required by the Lender;

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      (C)
      the following in form and substance satisfactory to the Lender:

      1.
      an Officer's Certificate dated as of the AmTote Closing Date certifying that attached thereto are true and correct copies of the following documents, and that such documents are in full force and effect, unamended;

      a.    the articles or constating documents of the AmTote Guarantor(s);

      b.    the by-laws or other organizational documents of the AmTote Guarantor(s);

      2.
      a certificate of incumbency including sample signatures of officers and directors of the AmTote Guarantor(s); and

      3.
      the resolutions or other documentation evidencing that all necessary action, corporate or otherwise, has been taken by the AmTote Guarantor(s) to authorize the execution, delivery and performance of the AmTote Security (as defined below) to which it is a party;

      4.
      a certificate of status, certificate of good standing or similar certificate with respect to the jurisdiction of incorporation of each of the AmTote Guarantor(s); and

      (D)
      an opinion of Borrower's counsel dated the AmTote Closing Date, in form and substance satisfactory to the Lender;": and

  (l)
  by deleting the last sentence of Section 8.1(h) of the Bridge Loan Agreement, beginning with the words "The security" and ending with the words "herein called the "Security" and replacing it with the following: "At all times after each AmTote Closing Date, the security set out above in this Section 8.1(h) (except the Borrower Note), together with the Additional Security, and the AmTote Security is herein called the "Security";".

4.
Condition Precedent.    The amendments contained in this Agreement shall be conditional upon the satisfaction (or waiver by the Lender) of all of the following conditions (collectively, the "Conditions Precedent"): (i) the Borrower extending the maturity of the BMO Credit Agreement from July 31, 2006 to at least November 6, 2006, increasing the maximum permitted borrowings under such facility for general corporate purposes to at least US$50 million, and providing for permitted borrowing of at least US$14 million under such facility for the purposes of MEC Maryland acquiring the AmTote shares; (ii) the Lender receiving an extension fee of US$500,000 (representing 0.5% of the Loan Amount); (iii) the complete truth and accuracy of the representations and warranties set forth in Section 2 of this Agreement; and (iv) the Lender receiving opinions from counsel to the Borrower and to the Guarantors, in form and substance satisfactory to the Lender, confirming, inter alia, the due authorization, execution and delivery of this Agreement by the Borrower and each of the Guarantors, the enforceability of this Agreement in accordance with its terms, and the continued enforceability of each of the guarantees and indemnities given by the Guarantors in respect of the Indebtedness. The Conditions Precedent are strictly inserted for the benefit of the Lender and may be waived, in whole or in part, at any time and from time to time, by the Lender at the Lender's sole and absolutely unfettered discretion.

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5.
Confirmation of Amended Bridge Loan Agreement.    The Bridge Loan Agreement, as amended by this Agreement, is hereby ratified and confirmed in all respects and time shall remain of the essence. After the date hereof (subject to the satisfaction or waiver of all Conditions Precedent), all references in each Loan Document to the Credit Agreement or Loan Agreement shall be deemed to be a reference to the Bridge Loan Agreement as amended by this Agreement.

6.
Successors and Assigns.    This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties hereto and their respective successors and permitted assigns.

7.
Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable herein.

8.
Time of the Essence.    Time shall be of the essence of this Agreement. If anything herein is to be done on a day which is not a Business Day, the same shall be done on the next succeeding Business Day. Where in this Agreement a number of days is prescribed, the number shall be computed by excluding the first day and including the last day.

9.
Headings, Extended Meanings.    The headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof and are not to be considered in the interpretation hereof. In this Agreement, words importing the singular include the plural and vice versa; words importing the masculine gender include the feminine and vice versa; and words importing persons include firms or corporations and vice versa.

10.
Counterparts.    This Agreement may be executed in counterparts and may be delivered by e-mail and/or facsimile transmission.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

Execution Copy

MAGNA ENTERTAINMENT CORP.,
as Borrower
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
by	/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

MEC PENNSYLVANIA RACING, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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WASHINGTON TROTTING ASSOCIATION, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

MOUNTAIN LAUREL RACING, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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PACIFIC RACING ASSOCIATION
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

MEC LAND HOLDINGS (CALIFORNIA) INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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THE SANTA ANITA COMPANIES, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

LOS ANGELES TURF CLUB, INCORPORATED
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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GULFSTREAM PARK RACING ASSOCIATION, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

SLRD THOROUGHBRED TRAINING CENTER, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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MEC DIXON, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

GPRA THOROUGHBRED TRAINING CENTER, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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SUNSHINE MEADOWS RACING INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

OTL, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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DLR, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

PALM MEADOWS ESTATES, LLC
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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THISTLEDOWN, INC.
by	/s/ BLAKE TOHANA Name: Blake Tohana Title: Executive Vice President and Chief Financial Officer
/s/ WILLIAM FORD Name: William Ford Title: Secretary
We have authority to bind the Corporation.

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MID ISLANDI SF., ACTING THROUGH ITS ZUG BRANCH
by	/s/ THOMAS SCHULTHEISS Name: Thomas Schultheiss Title: Branch Manager
/s/ HERTA KESSLER Name: Herta Kessler Title: Branch Manager
We have authority to bind the Corporation.

Execution Copy